John Hancock Funds II

John Hancock Global Absolute Return Strategies Fund (the fund)

Supplement dated 12-9-16 to the Class A, Class C, Class I, Class R2, and Class R6 shares Summary Prospectus

Effective January 1, 2017, in the “PAST PERFORMANCE” section, the Average annual total returns table is replaced in its entirety by the following:

Average annual total returns (%)—as of 12/31/15	1 year	Since inception (12/19/2011)
Class A (before tax)	–3.66	2.99
after tax on distributions	–6.10	1.69
after tax on distributions, with sale	–1.93	1.77
Class C	–0.25	3.61
Class I	1.73	4.67
Class R2	1.25	4.07
Class R6	1.85	4.73
Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index* (reflects no deduction for fees, expenses, or taxes)	0.25	0.48
Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index* (reflects no deduction for fees, expenses, or taxes)	0.10	0.10
MSCI World Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	–0.32	12.55

*Prior to January 1, 2017, the fund compared its performance to the Bank of America Merrill Lunch U.S. Dollar 1-Month LIBID Average Index. After this date, to better reflect the universe of investment opportunities based on the fund’s investment strategy, the fund added the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index as the benchmark to which the fund compares its performance.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.